UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.               )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐        Preliminary Proxy Statement

☐        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐        Definitive Proxy Statement

☒       Definitive Additional Materials

☐        Soliciting Material under §240.14a-12

ARES CAPITAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒       No fee required.

☐        Fee paid previously with preliminary materials.

☐        Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Dear Fellow Stockholder: We are pleased to invite you to participate in the Special Meeting of Stockholders, to be held virtually on August 8, 2025. Enclosed are the proxy materials which describe the proposal to be considered at the meeting. We kindly request that you review these materials and authorize your proxy in advance of the meeting date to ensure that a quorum is achieved. At the meeting, you will be asked to consider and vote on a proposal to authorize Ares Capital Corporation ("the Company"), with the approval of the Board of Directors, to sell or otherwise issue shares of its common stock at a price below its then current net asset value ("NAV") per share, subject to the limitations set forth in the proxy statement for the Special Meeting of Stockholders (including, without limitation, that the number of shares issued does not exceed 25% of the Company’s then outstanding common stock). If approved, the authorization would be effective for common stock issued during a twelve-month period expiring on the anniversary of the date of this Special Meeting of Stockholders. Importantly, there are no immediate plans to issue any shares of common stock below NAV. Rather, during periods of significant market disruption, incremental capital may be required quickly to take advantage of favorable invest-ment opportunities. Ares Capital Corporation is seeking stockholder approval now to provide flexibility in the event the Company believes it is needed in future. The Company has received annual stockholder approval to issue shares of its common stock below NAV on terms similar to what is being requested herein for each of the last 16 years, and has only used this approval one time to com-plete the acquisition of Allied Capital during a period of market disruption and volatility in 2009-2010. As described in further detail in the enclosed proxy materials, this acquisition was transformational and accretive to the Company and its stockholders. Your vote and participation are very important to us, no matter how many or few shares in Ares Capital Corporation you own. We encourage you to review the enclosed proxy materials carefully and authorize your proxy using any one of the methods described below. Your prompt response will help us meet stockholder approval requirements before the meeting, thereby reducing the risk of postponement and additional solicitation costs. If you have any questions about voting, please call our proxy solicitor, at 1-877-864- 5060. SAMPLE-LTR YOUR VOTE IS VERY IMPORTANT Our Board of Directors recommends that you respond to this solicitation by voting FOR the proposal described in the accompanying proxy statement. Your vote is needed! ONLINE MAIL THREE WAYS TO AUTHORIZE YOUR PROXY PHONE Ares Strategic Income Fund Your vote is needed! ONLINE MAIL THREE WAYS TO AUTHORIZE YOUR PROXY PHONE Ares Strategic Income Fund Dear Fellow Shareholder: The voting deadline for our upcoming Ares Strategic Income Fund Annual Meeting of Shareholders is quickly approaching. Our records indicate that we have not yet received voting instructions for your account. We appreciate your investment and encourage you to cast a vote for this year’s meeting. Your participation will make a meaningful difference in our ability to conduct necessary business. Regardless of the number of shares you own, your vote is very important and will help us avoid additional solicitation costs. Please authorize your proxy to vote your shares promptly using any one of the methods described below. If you have any questions, feel free to contact your financial advisor or visit our website at: https://www.areswms.com/investors/proxy/ares-strategic-income-fund-proxy. Your vote is needed! WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO AUTHORIZE YOUR PROXY PHONE WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. Ares Strategic Income Fund SAMPLE-LTR WITHOUT A PROXY CARD Call 1-877-864-5060 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

SAMPLE-EPB SPECIAL STOCKHOLDER MEETING MATERIALS REQUIRING YOUR PROMPT ATTENTION ENCLOSED GO VOTE

SAMPLE-EPB Ares Strategic Income Fund THREE WAYS TO AUTHORIZE YOUR PROXY 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number. NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. PHONE WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL Y Authorize Your Proxy Today! our Vote Is Important – The Annual Meeting of Shareholders will be held on June 25, 2025. Whether or not you plan to attend, your vote is very important. You can authorize a proxy to vote your proxy by internet, telephone, or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. Your Vote Is Important – Authorize Your Proxy Today! The Special Meeting of Stockholders will be held on August 8, 2025. Whether or not you plan to attend, your vote is very important. You can authorize a proxy to vote your shares by internet, telephone, or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. If you have any questions, please call 1-877-864-5060. WITHOUT A PROXY CARD Call 1-877-864-5060 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

URGENT ACTION REQUIRED We’ve made it easy, so take two minutes right now on any device you prefer. Go to: Proxyvote.com Materials requiring your immediate action enclosed. SPECIAL STOCKHOLDER MEETING PHONE TABLET PC P27465-EPN

Frequently Asked Questions Why am I receiving this Notice of Internet Availability? The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice. What if I prefer to receive a paper copy of the proxy materials? You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get informed before you vote section of the Notice. Can I receive proxy materials for future meetings by e-mail rather than receive a Notice? Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section. For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml. DOCUMENT ID 2/23

0 © 2023 | Info is Coming Ad Important proxy material for our upcoming Special Meeting of Stockholders is on its way to you. Please take action early! Join your fellow stockholders and participate ear… You should have received proxy materials for our upcoming Special Meeting of Stockholders via email or mail. Please take action early. Join your fellow stockholders and participate ear…

1 © 2023 | Proxy Materials Have Arrived Ares Capital Corporation Stockholder – please take action in our Special Meeting today. Join your fellow stockholders and participate ear…

2 © 2023 | Your Vote is Needed Ares Capital Corporation needs your participation. Please take action in our Special Meeting of Stockholders today. Join your fellow stockholders and participate ear… Your participation impacts the future of your investment in Ares Capital Corporation. Please take action today! Join your fellow stockholders and participate ear…

3 © 2023 | Thank You The campaign is complete. Thank you for your participation – it was important to our success! The campaign is now complete.

4 © 2023 | Display Ads

SAMPLE-EPB Ares Strategic Income Fund THREE WAYS TO AUTHORIZE YOUR PROXY 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number. NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. PHONE WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL Y Authorize Your Proxy Today! our Vote Is Important – The Annual Meeting of Shareholders will be held on June 25, 2025. Whether or not you plan to attend, your vote is very important. You can authorize a proxy to vote your proxy by internet, telephone, or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. Our records indicate that you have not yet voted your shares. The Special Meeting of Stockholders will be held on August 8, 2025. Whether or not you plan to attend, your vote is very important. You can authorize a proxy to vote your shares by internet, telephone, or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. If you have any questions, please call 1-877-864-5060. WITHOUT A PROXY CARD Call 1-877-864-5060 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.